SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2008

POLONIA BANCORP
(Exact Name of Registrant as Specified in Its Charter)

United States	0- 52267	41-2224099
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania 19006
(Address of principal executive offices) (Zip Code)

(215) 938-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 4, 2008, Polonia Bancorp (the “Company”) announced its financial results for the three months and fiscal year ended December 31, 2007. The press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 8.01	Other Events

On March 4, 2008, the Company announced that its Board of Directors approved a repurchase program for up to 148,741 shares of the Company’s outstanding common stock, which is approximately 10% of the Company’s outstanding shares held by persons other than Polonia MHC. For more information, reference is made to the Company’s press release dated March 4, 2008, a copy of which is attached to this Report as Exhibit 99.1.

On March 4, 2008, the Company also announced that its annual meeting of stockholders will be held on May 20, 2008. The press release announcing the annual meeting is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Shell Company Transactions: Not Applicable

(d)	Exhibits

Number	Description

99.1	Press Release Dated March 4, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 4, 2008	By:	/s/ Paul D. Rutkowski
Paul D. Rutkowski
Chief Financial Officer and Treasurer